Hotchkis & Wiley Funds International Value Fund	Class I – HWNIX Class A (not currently offered) Class Z (not currently offered)	Summary Prospectus August 29, 2024
Before you invest, you may want to review the Hotchkis & Wiley International Value Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information, annual report to shareholders and semi-annual report to shareholders and Form N-CSR, online at http://www.hwcm.com/mutual-funds/resources/literature. You can also get this information at no cost by calling 1-866-HW-Funds (1-866-493-8637) or by sending an email request to prospectus@hwcm.com. The Fund’s Prospectus is also available from financial intermediaries who are authorized to sell Fund shares. The Fund’s Prospectus and Statement of Additional Information, both dated August 29, 2024, along with the financial statements included in the Fund’s most recent Form N-CSR dated June 30, 2024, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis & Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 59 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 59 in the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None⁽ᵃ⁾	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	3.77%	3.77⁽ᵇ⁾	3.77⁽ᵇ⁾
Total Annual Fund Operating Expenses	4.57%	4.82%	4.57%
Fee Waiver and/or Expense Reimbursement	-3.62%	-3.62%	-3.62%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(c)	0.95%	1.20%	0.95%
(a)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(b)Other Expenses for Class A and Class Z shares, which are not currently offered, are based on estimated amounts for the current fiscal year.
(c)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2025 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I –
0.95%, Class A – 1.20%, and Class Z – 0.95%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$1,052	$2,015	$4,460
Class A	$641	$1,591	$2,544	$4,942
Class Z	$97	$1,052	$2,015	$4,460

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategy. The Fund seeks to achieve its objective by investing primarily in non-U.S. companies, which may include companies located or operating in developed or emerging markets. Hotchkis & Wiley Capital Management, LLC (the “Advisor”) determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The Fund invests in companies of any size market capitalization.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.As part of the Advisor's investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Advisor believes to be the most financially material to a company's short-, medium-, and long-term enterprise value. The Advisor believes this evaluation contributes to its overall analysis of a company’s value creation for shareholders and future financial performance. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general economic, political or financial market conditions, such as the general outlook for corporate earnings, rates of economic growth and employment, and monetary policy, interest rates, inflation, and currency rates. Adverse market events or investor sentiment may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, financial crises, recessions, or other events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund's performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark. The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financial sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financial sector companies held by the Fund.

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund invests in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased
2    Hotchkis & Wiley International Value Fund | Summary Prospectus | August 29, 2024

foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Eurozone Risk. In light of ongoing concerns on the sovereign debt risk of certain countries within the Eurozone, the Fund’s investments in the region may be subject to higher volatility, liquidity, currency and default risks. Any adverse events, such as credit downgrade of a sovereign or exit of an EU Member State from the Eurozone, may have a negative impact on the value of the Fund.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Please see “Fund Facts” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. However, the Fund’s Class A shares are subject to sales loads. Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than that shown. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception date for the Fund’s Class I shares is December 31, 2015.

Hotchkis & Wiley International Value Fund | Summary Prospectus | August 29, 2024    3

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2024 was 5.69%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 30.35% (quarter ended December 31, 2020) and the lowest return for a calendar quarter was -36.78% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Years	Since Inception (12/31/15)
International Value Fund
Return Before Taxes – Class I	22.92%	9.98%	7.00%
Return After Taxes on Distributions – Class I	20.99%	9.31%	6.09%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	15.55%	8.05%	5.56%
MSCI World Index(a) (reflects no deduction for fees, expenses or taxes)	23.79%	12.80%	10.32%
MSCI World ex-USA Index(b) (reflects no deduction for fees, expenses or taxes)	17.94%	8.45%	6.42%

(a) Effective August 29, 2024, in connection with the Securities and Exchange Commission's new Tailored Shareholder Reports rule, the Fund's primary benchmark index changed to the MSCI World Index. The Fund will continue to show index performance for the MSCI World ex-USA Index, the Fund's prior benchmark index.
(b) The Advisor believes that the additional index reasonably represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Scott Rosenthal	Portfolio Manager	2015
Hunter Doble, CFA	Portfolio Manager	2018
David Green, CFA	Portfolio Manager	2015

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs. The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class A or Class Z shares to investors.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4    Hotchkis & Wiley International Value Fund | Summary Prospectus | August 29, 2024